SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): February 12, 2004

EMERGE INTERACTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29037	65-0534535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10305 102nd Terrace
Sebastian, FL	32958
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 581-9700

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

99.1	Press Release, dated February 12, 2004, announcing financial results for the quarter and year ended December 31, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in this Current Report and in the accompanying exhibit is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 12, 2004, eMerge Interactive, Inc. issued a press release announcing financial results for the quarter and year ended December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 12, 2004

eMerge Interactive, Inc.

By:	/s/ Juris Pagrabs

Name:	Juris Pagrabs

Title:	Executive VP and CFO

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 12, 2004, announcing financial results for the quarter and year ended December 31, 2003

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